SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Strategic Mortgage Portfolio seeks to obtain a high level of total return relative to the performance of the general mortgage securities market by investing primarily in a portfolio of mortgage securities created from pools of mortgages which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.(1)
--------------------------------------------------------------------------------

Dear Shareholder:

It's a pleasure to bring you Franklin Strategic Mortgage Portfolio's annual report for the period ended September 30, 2000.

The U.S. economy continued to strengthen during the 12 months under review as gross domestic product accelerated at annualized rates of 8.3% in the fourth quarter of 1999 and 4.8% and 5.6% in the first and second quarters of 2000. This trend appeared to continue, albeit at a slower pace, through the third quarter of 2000. Although tight labor markets and increased consumer spending did little to spur inflation, the Federal Reserve Board (the Fed) raised interest rates four times to 6.5% during the reporting period. The Fed stated



CONTENTS

Shareholder Letter ........................................................    1

Performance Summary .......................................................    6

Financial Highlights &
Statement of Investments ..................................................    8

Financial Statements ......................................................   13

Notes to
Financial Statements ......................................................   16

Independent
Auditors' Report ..........................................................   19

[PYRAMID GRAPHIC]


1. U.S. government securities owned by the Fund or held under repurchase agreement, but not shares of the Fund, are guaranteed by the U.S. government as to the timely payment of principal and/or interest. Yields and share price are not guaranteed and will fluctuate with market conditions.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 9.

PORTFOLIO BREAKDOWN
Based on Total Long-Term Investments

                                                          9/30/00        9/30/99
--------------------------------------------------------------------------------
30-Year Mortgage Pass-Throughs                            72.61%         78.45%

Adjustable Rate Mortgage                                  24.02%          3.79%

15-Year Mortgage Pass-Throughs                             3.06%         15.78%

Balloon Mortgage Pass-Throughs                             0.31%          0.72%

Cash & Equivalents                                         0.00%          1.26%





that demand for goods and services was still outpacing supply despite technology-driven gains in productivity. However, following growing evidence that the economy was slowing, the Fed left rates unchanged after the last increase on May 16.

With the Fed in a tightening mode, short-term Treasury yields rose substantially during the reporting period. However, expectations for a reduced supply of longer-term Treasuries led to lower yields. The result of rising short-term yields and lower long-term yields created an unusual situation called a yield curve inversion, where shorter-term yields were higher than longer-term yields.

The inverted yield curve had an interesting effect on the valuations of mortgage-backed pass-through securities, the Fund's principal investments. Typically, adjustable-rate mortgages (ARMs) are priced based on the yield of short-term Treasuries. With short-term Treasuries yielding more than long-term, we were able to purchase ARMs at very attractive yields -- approximately 130 basis points higher than the 30-year Treasury bond -- at considerably lower interest-rate risk. In doing so, we were able to increase the portfolio's yield without an equivalent rise in its interest-rate risk profile.

Within this environment, Franklin Strategic Mortgage Portfolio delivered a one-year cumulative total return of +7.60%, outperforming the 7.44% return of its benchmark, the Salomon Brothers Mortgage-Backed Securities Index.(2) Over the long term, the Fund has also delivered solid returns, as shown in the Performance Summary beginning on page 6.


WHAT IS A MORTGAGE PASS-THROUGH SECURITY?

A mortgage pass-through security represents pooled mortgages that are repackaged into a security and sold to investors. Such securities pass mortgage holder principal and interest payments from the originating financial institutions through a government agency or some other intermediary and then to investors.



(2) Source: Standard and Poor's Micropal. The Salomon Brothers Mortgage-Backed Securities Index is a total return index that includes approximately 178 GNMA, FNMA and FHLMC issues. The index is unmanaged and does not include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

DIVIDEND DISTRIBUTIONS*
10/1/99 - 9/30/00

                                                                     DIVIDEND
MONTH                                                                PER SHARE
--------------------------------------------------------------------------------
October                                                             5.2716 cents

November                                                            5.8753 cents

December                                                            5.5024 cents

January                                                             5.5263 cents

February                                                            5.6254 cents

March                                                               5.6369 cents

April                                                               5.3584 cents

May                                                                 5.9202 cents

June                                                                5.6666 cents

July                                                                5.5879 cents

August                                                              5.8761 cents

September                                                           5.7437 cents
--------------------------------------------------------------------------------
TOTAL                                                              67.5908 CENTS

Mortgage rates rose slightly during the reporting period, reducing the incentive for homeowners to refinance their mortgages. According to the Federal Home Loan Mortgage Corporation, the conforming 30-year fixed mortgage rate rose from 7.70% on October 1, 1999, to 7.88% on September 30, 2000. Mortgage rates peaked in late May when the markets expected the Fed to tighten aggressively throughout the summer. However, later in the summer, it became apparent that the Fed's previous tightenings were having the desired effect of slowing economic growth to a more sustainable pace. This kept the Fed from taking any action for the remainder of the reporting period and paved the way for reduced uncertainty in the fixed income markets. This environment boosted investor demand for securities that offer a yield advantage to Treasuries such as mortgage-backed pass-throughs, which were among the best-performing securities in the fixed income sector over the past year.


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Looking forward, we are optimistic about the performance of mortgage securities over the near term and we believe that the portfolio is well-positioned to provide solid returns for our shareholders.

Sincerely,

/s/Roger A. Bayston
Roger A. Bayston
Portfolio Manager
Franklin Strategic Mortgage Portfolio



This discussion reflects our views, opinions and portfolio holdings as of September 30, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 9/30/00

One-year total return represents the change in value of an investment for the period indicated and does not include the sales charge. Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.



CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns would be lower. The Fund's manager agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not take this action, the Fund's total return and distribution rate would have been lower and yield for the period would have been 6.46%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum sales charge.

3. Distribution rate is based on an annualization of September's 5.7437 cent per share monthly dividend and the maximum offering price per share of $10.20 on 9/30/00.

4. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/00.


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




CLASS A
One-Year Total Return                   +7.60%
Net Asset Value (NAV)                   $9.77 (9/30/00)          $9.74 (9/30/99)
Change in NAV                           +$0.03
Distributions (10/1/99-9/30/00)         Dividend Income          $0.675908


                                                                      INCEPTION
CLASS A                                        1-YEAR      5-YEAR      (2/1/93)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                     +7.60%      +38.92%      +64.32%

Average Annual Total Return(2)                 +3.05%      +5.87%       +6.10%


SHARE CLASS                                                                 A
--------------------------------------------------------------------------------
Distribution Rate(3)                                                      7.11%
30-Day Standardized Yield(4)                                              6.91%



Franklin Strategic Mortgage Portfolio was ranked #6 out of 64 U.S. mortgage funds in total return for the one-year period and #3 of 48 funds for the five-year period ended 9/30/00, as measured by Lipper Analytical Services, Inc., a nationally recognized mutual fund research organization. Lipper rankings do not include sales charges, and may have been different if such charges had been considered. Past performance does not guarantee future results.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


              Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

[CLASS A LINE CHART]

The following line graph compares the performance of Franklin Strategic Mortgage Portfolio's Class A shares to that of the Salomon Brothers Mortgage-Backed Securities Index based on a $10,000 investment from 2/1/93 to 9/30/00.

                                    Franklin         Salomon
                                    Strategic        Brothers
                                    Mortgage         Mortgage-Backed
                                    Portfolio        Securities Index
                                    ---------        ----------------
02/01/1993                            $9,579         $10,000
02/28/1993                            $9,721         $10,092
03/31/1993                            $9,780         $10,153
04/30/1993                            $9,839         $10,222
05/31/1993                            $9,859         $10,268
06/30/1993                           $10,008         $10,366
07/31/1993                           $10,014         $10,410
08/31/1993                           $10,130         $10,453
09/30/1993                           $10,166         $10,462
10/31/1993                           $10,215         $10,497
11/30/1993                           $10,133         $10,478
12/31/1993                           $10,231         $10,556
01/31/1994                           $10,350         $10,663
02/28/1994                           $10,188         $10,595
03/31/1994                            $9,985         $10,335
04/30/1994                            $9,933         $10,270
05/31/1994                            $9,959         $10,306
06/30/1994                            $9,926         $10,279
07/31/1994                           $10,110         $10,479
08/31/1994                           $10,139         $10,502
09/30/1994                           $10,003         $10,361
10/31/1994                            $9,979         $10,358
11/30/1994                            $9,953         $10,321
12/31/1994                           $10,044         $10,407
01/31/1995                           $10,249         $10,641
02/28/1995                           $10,512         $10,912
03/31/1995                           $10,547         $10,956
04/30/1995                           $10,686         $11,102
05/31/1995                           $11,034         $11,461
06/30/1995                           $11,101         $11,522
07/31/1995                           $11,117         $11,545
08/31/1995                           $11,229         $11,651
09/30/1995                           $11,330         $11,756
10/31/1995                           $11,447         $11,656
11/30/1995                           $11,572         $12,004
12/31/1995                           $11,707         $12,153
01/31/1996                           $11,804         $12,246
02/29/1996                           $11,710         $12,149
03/31/1996                           $11,658         $12,108
04/30/1996                           $11,628         $12,052
05/31/1996                           $11,592         $12,037
06/30/1996                           $11,728         $12,191
07/31/1996                           $11,782         $12,240
08/31/1996                           $11,779         $12,242
09/30/1996                           $11,974         $12,448
10/31/1996                           $12,207         $12,689
11/30/1996                           $12,377         $12,864
12/31/1996                           $12,330         $12,808
01/31/1997                           $12,415         $12,917
02/28/1997                           $12,438         $12,931
03/31/1997                           $12,393         $12,823
04/30/1997                           $12,570         $13,018
05/31/1997                           $12,680         $13,139
06/30/1997                           $12,808         $13,290
07/31/1997                           $13,013         $13,536
08/31/1997                           $13,004         $13,512
09/30/1997                           $13,153         $13,673
10/31/1997                           $13,281         $13,820
11/30/1997                           $13,313         $13,867
12/31/1997                           $13,437         $13,994
01/31/1998                           $13,564         $14,124
02/28/1998                           $13,595         $14,166
03/31/1998                           $13,644         $14,221
04/30/1998                           $13,713         $14,301
05/31/1998                           $13,810         $14,401
06/30/1998                           $13,890         $14,464
07/31/1998                           $13,952         $14,535
08/31/1998                           $14,097         $14,668
09/30/1998                           $14,298         $14,844
10/31/1998                           $14,301         $14,827
11/30/1998                           $14,389         $14,896
12/31/1998                           $14,452         $14,970
01/31/1999                           $14,537         $15,073
02/28/1999                           $14,465         $15,018
03/31/1999                           $14,548         $15,121
04/30/1999                           $14,611         $15,195
05/31/1999                           $14,515         $15,093
06/30/1999                           $14,476         $15,059
07/31/1999                           $14,392         $14,956
08/31/1999                           $14,382         $14,947
09/30/1999                           $14,628         $15,201
10/31/1999                           $14,692         $15,282
11/30/1999                           $14,705         $15,294
12/31/1999                           $14,667         $15,244
01/31/2000                           $14,553         $15,126
02/29/2000                           $14,716         $15,305
03/31/2000                           $14,865         $15,469
04/30/2000                           $14,886         $15,476
05/31/2000                           $14,901         $15,489
06/30/2000                           $15,210         $15,823
07/31/2000                           $15,314         $15,925
08/31/2000                           $15,551         $16,160
09/30/2000                           $15,739         $16,333

AVERAGE ANNUAL TOTAL RETURN
9/30/00

CLASS A
--------------------------------------------------------------------------------
1-Year                                                                    +3.05%

5-Year                                                                    +5.87%

Since Inception (2/1/93)                                                  +6.10%


*Source: Standard and Poor's Micropal. The Salomon Brothers Mortgage-Backed Securities Index is a total return index that includes approximately 178 GNMA, FNMA and FHLMC issues.








Past performance does not guarantee future results.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Highlights

                                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------------------------------
                                                             2000            1999            1998           1997          1996
                                                          ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................      $   9.74        $  10.14        $   9.96        $  9.74       $  9.91
                                                          ---------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................          .663            .627            .660           .708          .717
 Net realized and unrealized gains (losses) ........          .043           (.400)           .179           .220         (.170)
                                                          ---------------------------------------------------------------------
Total from investment operations ...................          .706            .227            .839           .928          .547
                                                          ---------------------------------------------------------------------
Less distributions from:
 Net investment income .............................         (.663)          (.627)          (.659)         (.708)        (.717)
 In excess of net investment income ................         (.013)             --              --             --            --
                                                          ---------------------------------------------------------------------
Total distributions ................................         (.676)          (.627)          (.659)         (.708)        (.717)
                                                          ---------------------------------------------------------------------
Net asset value, end of year .......................      $   9.77        $   9.74        $  10.14        $  9.96       $  9.74
                                                          =====================================================================
Total return(a).....................................          7.60%           2.30%           8.71%          9.84%         5.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................      $ 49,572        $ 32,877        $ 14,551        $ 8,934       $ 6,847
Ratios to average net assets:
 Expenses ..........................................           -- %            -- %            -- %           -- %          -- %
 Expenses excluding waiver and payments by affiliate           .57%            .65%            .74%           .82%         1.11%
 Net investment income .............................          6.87%           6.32%           6.56%          7.18%         7.26%
Portfolio turnover rate(b)..........................         42.00%          41.72%          38.15%         13.59%        17.64%


(a) Total return does not reflect sales commissions and is not annualized for periods less than one year.

(b)  The portfolio turnover rate excludes mortgage dollar roll transactions.


                       See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000

                                                                           PRINCIPAL
                                                                             AMOUNT           VALUE
 ---------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 126.3%
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 13.7%
    FHLMC, 6.50%, 11/01/01 .........................................     $    69,663     $    69,083
    FHLMC, 6.50%, 3/01/09 ..........................................          55,511          54,968
    FHLMC, 7.00%, 6/01/09 ..........................................          34,448          34,499
    FHLMC, 8.00%, 1/01/10 ..........................................          14,150          14,439
    FHLMC, 7.50%, 4/01/10 ..........................................          21,590          21,848
    FHLMC, 6.50%, 4/01/11 ..........................................          30,681          30,283
    FHLMC, 7.00%, 7/01/11 ..........................................          47,910          47,843
    FHLMC, 9.50%, 12/01/22 .........................................          29,682          31,203
    FHLMC, 7.00%, 6/01/24 ..........................................          52,711          51,973
    FHLMC, 7.50%, 7/01/24 ..........................................          74,579          74,925
    FHLMC, 8.00%, 7/01/24 ..........................................          33,074          33,666
    FHLMC, 8.50%, 12/01/24 .........................................          69,359          71,464
    FHLMC, 8.00%, 6/01/25 ..........................................           5,961           6,065
    FHLMC, 7.00%, 9/01/25 ..........................................          45,883          45,189
    FHLMC, 7.00%, 10/01/25 .........................................          18,006          17,734
    FHLMC, 7.50%, 10/01/25 .........................................          15,974          16,031
    FHLMC, 7.50%, 1/01/26 ..........................................          27,643          27,740
    FHLMC, 8.00%, 1/01/26 ..........................................          26,413          26,872
    FHLMC, 7.00%, 3/01/26 ..........................................          86,381          84,975
    FHLMC, 7.50%, 5/01/26 ..........................................          18,875          18,914
    FHLMC, 7.50%, 1/01/27 ..........................................          27,798          27,855
    FHLMC, 7.00%, 4/01/28 ..........................................         363,102         356,733
    FHLMC, 7.00%, 5/01/28 ..........................................         333,390         327,961
(a) FHLMC, 7.50%, 10/01/28 ........................................         700,000         699,125
    FHLMC, 7.00%, 12/01/29 .........................................         699,523         686,831
    FHLMC, 7.00%, 7/01/30 ..........................................       1,488,692       1,460,532
    FHLMC, 7.00%, 8/01/30 ..........................................       1,399,006       1,372,542
(a) FHLMC, 6.00%, 10/01/30 .........................................         700,000         654,281
(a) FHLMC, 6.50%, 10/01/30 .........................................         475,941         457,350
                                                                                         -----------
                                                                                           6,822,924
                                                                                         -----------
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - ADJUSTABLE RATE 20.2%
    FHLMC, 7.423%, 11/01/16 ........................................       1,366,661       1,385,666
    FHLMC, 8.50%, 4/01/18 ..........................................         961,619         987,879
    FHLMC, 8.348%, 3/01/19 .........................................       1,202,610       1,221,369
    FHLMC, 7.761%, 11/01/19 ........................................       1,423,099       1,454,785
    FHLMC, 7.645%, 5/01/20 .........................................       1,743,524       1,777,013
    FHLMC, 8.364%, 5/01/22 .........................................         937,500         964,116
    FHLMC, 7.803%, 7/01/22 .........................................       1,544,815       1,577,680
    FHLMC, 7.761%, 11/01/25 ........................................         630,703         645,857
                                                                                         -----------
                                                                                          10,014,365
                                                                                         -----------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 55.4%
    FNMA, 6.50%, 9/01/08 ...........................................          55,442          54,944
    FNMA, 7.00%, 7/01/09 ...........................................          34,483          34,514
    FNMA, 7.50%, 7/01/09 ...........................................          20,421          20,670
    FNMA, 6.00%, 3/01/11 ...........................................         795,329         775,107
    FNMA, 6.50%, 4/01/11 ...........................................          26,363          26,012

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (CONT.)

                                                                               PRINCIPAL
                                                                                 AMOUNT          VALUE
    ----------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
    FNMA, 7.50%, 6/01/11 ...............................................     $   322,021     $   325,449
    FNMA, 7.00%, 11/01/11 ..............................................          16,081          16,052
    FNMA, 7.50%, 7/01/12 ...............................................         199,341         201,463
    FNMA, 6.00%, 5/01/13 ...............................................         836,087         805,492
    FNMA, 5.50%, 5/01/14 ...............................................         698,463         658,929
    FNMA, 6.50%, 5/01/14 ...............................................         726,931         713,599
    FNMA, 6.00%, 12/01/23 ..............................................          18,260          17,266
    FNMA, 6.50%, 6/01/24 ...............................................         304,368         294,399
    FNMA, 7.00%, 6/01/24 ...............................................         168,596         166,158
    FNMA, 8.50%, 7/01/24 ...............................................          17,066          17,547
    FNMA, 8.00%, 1/01/25 ...............................................          43,461          44,180
    FNMA, 9.00%, 1/01/25 ...............................................          39,756          41,348
    FNMA, 7.50%, 8/01/25 ...............................................          75,813          76,009
    FNMA, 7.50%, 11/01/25 ..............................................          15,120          15,160
    FNMA, 8.00%, 12/01/25 ..............................................         102,227         103,849
    FNMA, 7.00%, 1/01/26 ...............................................          29,405          28,921
    FNMA, 7.00%, 6/01/26 ...............................................          42,005          41,293
    FNMA, 8.00%, 6/01/26 ...............................................           4,100           4,164
    FNMA, 8.00%, 7/01/26 ...............................................           9,765           9,918
    FNMA, 8.00%, 8/01/26 ...............................................          19,250          19,552
    FNMA, 7.50%, 10/01/26 ..............................................          23,178          23,206
    FNMA, 7.00%, 4/01/27 ...............................................         147,865         145,261
    FNMA, 6.50%, 12/01/27 ..............................................       1,554,684       1,496,917
    FNMA, 6.00%, 3/01/28 ...............................................         883,637         828,101
    FNMA, 6.50%, 3/01/28 ...............................................         426,908         410,364
(a) FNMA, 6.00%, 10/01/28 ..............................................       5,560,769       5,194,106
(a) FNMA, 7.00%, 10/01/28 ..............................................       2,695,000       2,640,258
    FNMA, 7.00%, 10/01/28 ..............................................         742,086         728,111
    FNMA, 6.00%, 12/01/28 ..............................................         894,983         838,735
(a) FNMA, 6.50%, 10/01/29 ..............................................       5,660,134       5,433,729
    FNMA, 7.50%, 11/01/29 ..............................................         247,264         247,067
    FNMA, 8.50%, 4/01/30 ...............................................         721,599         740,288
    FNMA, 7.50%, 6/01/30 ...............................................         998,194         996,895
    FNMA, 7.50%, 7/01/30 ...............................................         998,256         996,957
    FNMA, 7.50%, 8/01/30 ...............................................         993,860         992,566
(a) FNMA, 8.00%, 10/01/30 ..............................................       1,199,430       1,215,547
                                                                                             -----------
                                                                                              27,440,103
                                                                                             -----------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - ADJUSTABLE RATE 10.2%
    FNMA, 8.033%, 4/01/18 ..............................................         347,770         359,414
    FNMA, 7.908%, 12/01/24 .............................................         796,854         807,847
    FNMA, 7.837%, 7/01/25 ..............................................       1,014,050       1,038,780
    FNMA, 8.041%, 8/01/27 ..............................................         761,772         776,926
    FNMA, 8.744%, 6/01/30 ..............................................       1,998,596       2,098,170
                                                                                             -----------
                                                                                               5,081,137
                                                                                             -----------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), SF, 23.8%
    GNMA, 10.00%, 2/15/13 ..............................................           3,706           3,918
    GNMA, 7.00%, 4/15/14 ...............................................         708,216         710,317

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (CONT.)

                                                                     PRINCIPAL
                                                                       AMOUNT      VALUE
    --------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), SF, (CONT.)
    GNMA, 10.50%, 1/15/16 ......................................     $  1,475     $  1,592
    GNMA, 9.00%, 12/15/16 ......................................       65,902       69,341
    GNMA, 10.00%, 10/15/17 .....................................       17,880       18,890
    GNMA, 10.00%, 10/15/18 .....................................       14,424       15,234
    GNMA, 10.00%, 12/15/18 .....................................       59,275       62,604
    GNMA, 10.00%, 2/15/19 ......................................        1,258        1,329
    GNMA, 9.50%, 10/15/20 ......................................       49,216       51,777
    GNMA, 8.25%, 1/15/21 .......................................      221,815      227,438
    GNMA, 8.25%, 2/15/21 .......................................      173,965      178,375
    GNMA, 8.25%, 3/15/21 .......................................      151,524      155,366
    GNMA, 8.25%, 5/15/21 .......................................      335,764      344,276
    GNMA, 8.25%, 6/15/21 .......................................       97,036       99,497
    GNMA, 8.25%, 10/15/21 ......................................      130,133      133,432
    GNMA, 8.00%, 2/15/23 .......................................       86,409       88,341
    GNMA, 7.00%, 6/15/23 .......................................      138,301      136,786
    GNMA, 7.50%, 6/15/23 .......................................       31,163       31,384
    GNMA, 6.50%, 1/15/24 .......................................      180,189      174,681
    GNMA, 8.50%, 7/15/24 .......................................       34,306       35,419
    GNMA, 8.00%, 1/15/25 .......................................       12,523       12,795
    GNMA, 7.50%, 9/15/25 .......................................       11,277       11,335
    GNMA, 7.50%, 9/15/25 .......................................       30,197       30,351
    GNMA, 7.00%, 1/15/26 .......................................       32,986       32,560
    GNMA, 7.50%, 1/15/26 .......................................       36,536       36,717
    GNMA, 7.00%, 3/15/26 .......................................       14,749       14,559
    GNMA, 7.50%, 5/15/26 .......................................       10,790       10,844
    GNMA, 8.00%, 6/15/26 .......................................       30,152       30,778
    GNMA, 8.50%, 8/15/26 .......................................        4,225        4,359
    GNMA, 7.50%, 10/15/26 ......................................       25,043       25,168
    GNMA, 8.00%, 7/15/27 .......................................      668,903      682,252
    GNMA, 7.50%, 9/15/27 .......................................      569,252      571,872
    GNMA, 8.00%, 11/15/27 ......................................       23,596       24,068
    GNMA, 7.00%, 12/15/27 ......................................      990,812      977,395
    GNMA, 8.00%, 1/15/28 .......................................      661,123      674,138
    GNMA, 6.50%, 4/15/28 .......................................      424,317      409,154
    GNMA, 7.50%, 5/15/28 .......................................      529,996      532,293
(a) GNMA, 7.00%, 10/01/28 ......................................      700,000      689,719
    GNMA, 6.50%, 2/15/29 .......................................      138,029      133,094
    GNMA, 6.00%, 3/15/29 .......................................      484,538      455,300
    GNMA, 7.50%, 10/15/29 ......................................      696,614      699,382
    GNMA, 8.00%, 1/15/30 .......................................      700,069      713,319
    GNMA II, 9.00%, 8/20/06 ....................................        5,497        5,661
    GNMA II, 9.00%, 12/20/06 ...................................       40,178       41,373
    GNMA II, 9.00%, 11/20/15 ...................................       15,422       16,110
    GNMA II, 9.00%, 11/20/19 ...................................        9,644       10,064
    GNMA II, 9.00%, 4/20/20 ....................................       32,047       33,421
    GNMA II, 10.50%, 6/20/20 ...................................          870          930
    GNMA II, 9.00%, 12/20/21 ...................................       30,810       32,102
    GNMA II, 9.00%, 9/20/24 ....................................       16,374       16,990

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2000 (CONT.)

                                                                                                      PRINCIPAL
                                                                                                        AMOUNT             VALUE
    ------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), SF, (CONT.)
    GNMA II, 9.00%, 10/20/24 ..................................................................     $     32,993      $     34,232
    GNMA II, 9.00%, 11/20/24 ..................................................................           32,082            33,287
    GNMA II, 9.00%, 12/20/24 ..................................................................           11,679            12,118
    GNMA II, 9.00%, 3/20/25 ...................................................................           19,479            20,184
    GNMA II, 6.50%, 1/20/26 ...................................................................        2,280,702         2,196,817
    GNMA II, 8.00%, 8/20/26 ...................................................................            9,778             9,927
                                                                                                                      ------------
                                                                                                                        11,774,665
                                                                                                                      ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - ADJUSTABLE RATE, SF, 1.9%
    GNMA II, 7.125%, 11/20/25 .................................................................          406,676           409,593
    GNMA II, 6.75%, 7/20/27 ...................................................................          523,487           526,683
                                                                                                                      ------------
                                                                                                                           936,276
                                                                                                                      ------------
    PRUDENTIAL HOME MORTGAGE SECURITIES (PHMS) - ADJUSTABLE RATE 1.1%
    PHMS, 8.682%, 7/25/18 .....................................................................          560,241           559,541
                                                                                                                      ------------
    TOTAL LONG TERM INVESTMENTS (COST $62,569,802) ............................................                         62,629,011
                                                                                                                      ------------
    SHORT TERM INVESTMENTS .3%
    FHLMC, 9.00%, 6/01/01 .....................................................................            7,022             7,011
    FNMA, 6.00%, 3/01/01 ......................................................................          126,034           124,212
    GNMA, 11.00%, 1/15/01 .....................................................................            1,217             1,241
    GNMA II, 9.00%, 8/20/01 ...................................................................            1,078             1,078
                                                                                                                      ------------
    TOTAL SHORT TERM INVESTMENTS (COST $135,640) ..............................................                            133,542
                                                                                                                      ------------
    TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $62,705,442) .........................                         62,762,553
                                                                                                                      ------------
(b) REPURCHASE AGREEMENT 6.4%
    Joint Repurchase Agreement, 6.515%, 10/2/00, (Maturity Value $3,185,897) (COST $3,184,168)         3,184,168         3,184,168
    Barclays Capital Inc.
    Bear, Sterns & Co. Inc.
    Chase Securities Inc.
    Deutche Bank Securities
    Donaldson, Lufkin & Jenrette Securities Corp.
    Dresdner Kleinwort Benson, North America LLC
    Goldman, Sachs & Co.
    Lehman Brothers Inc.
    Nesbitt Burns Securities Inc.
    Paribas Corp.
    Societe Generale
    UBS Warburg
                                                                                                                      ------------
    TOTAL INVESTMENTS (COST $65,889,610) 133.0% ...............................................                         65,946,721
    OTHER ASSETS, LESS LIABILITIES (33.0%) ....................................................                        (16,374,583)
                                                                                                                      ------------
    NET ASSETS 100.0% .........................................................................                       $ 49,572,138
                                                                                                                      ============

PORTFOLIO ABBREVIATIONS:
SF - Single Family


(a) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(b) Investment is through participation in a joint account with other funds managed by the investment advisor. At September 30, 2000, all repurchase agreements had been entered into on that date.


                       See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000


Assets:
 Investments in securities:
  Cost ...................................................................................    $65,889,610
                                                                                              ===========
  Value ..................................................................................     65,946,721
 Receivables:
  Investment securities sold .............................................................        111,048
  Capital shares sold ....................................................................        384,585
  Interest ...............................................................................        381,073
  Affiliates .............................................................................            253
                                                                                              -----------
      Total assets .......................................................................     66,823,680
                                                                                              -----------
Liabilities:
 Payables:
  Investment securities purchased ........................................................     16,911,150
  Capital shares redeemed ................................................................        255,611
  Shareholders ...........................................................................            828
 Distributions to shareholders ...........................................................         83,953
                                                                                              -----------
      Total liabilities ..................................................................     17,251,542
                                                                                              -----------
       Net assets, at value ..............................................................    $49,572,138
                                                                                              ===========
 Net assets consist of:
 Accumulated distributions in excess of net investment income ............................    $   (16,410)
 Net unrealized appreciation .............................................................         57,111
 Accumulated net realized loss ...........................................................       (303,160)
 Capital shares ..........................................................................     49,834,597
                                                                                              -----------
       Net assets, at value ..............................................................    $49,572,138
                                                                                              ===========
Net asset value per share ($49,572,138 / 5,075,775 shares outstanding) ...................    $      9.77
                                                                                              ===========
Maximum offering price per share ($9.77 / 95.75%) ........................................    $     10.20
                                                                                              ===========


                       See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000


Investment income:
 Interest .................................................................................    $2,740,732
                                                                                               ----------
Expenses:
 Management fees (Note 3) .................................................................       159,349
 Transfer agent fees (Note 3) .............................................................        29,454
 Custodian fees ...........................................................................           452
 Reports to shareholders ..................................................................         2,476
 Registration and filing fees .............................................................        12,301
 Professional fees (Note 3) ...............................................................        22,647
 Other ....................................................................................           708
                                                                                               ----------
      Total expenses ......................................................................       227,387
      Expenses waived/paid by affiliate (Note 3) ..........................................      (227,387)
                                                                                               ----------
       Net investment income ..............................................................     2,740,732
                                                                                               ----------
Realized and unrealized gains (losses):
 Net realized loss from investments .......................................................       (82,910)
 Net unrealized appreciation on investments ...............................................       521,897
                                                                                               ----------
Net realized and unrealized gain ..........................................................       438,987
                                                                                               ----------
Net increase in net assets resulting from operations ......................................    $3,179,719
                                                                                               ==========


                       See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999

                                                                                              2000              1999
                                                                                              ----              ----
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................     $  2,740,732      $  1,396,274
  Net realized loss from investments ...............................................          (82,910)          (20,112)
  Net unrealized appreciation (depreciation) on investments ........................          521,897          (889,175)
                                                                                         ------------------------------
      Net increase in net assets resulting from operations .........................        3,179,719           486,987
 Distributions to shareholders from:
  Net investment income ............................................................       (2,740,732)       (1,391,928)
  In excess of net investment income ...............................................          (65,311)             --
                                                                                         ------------------------------
 Total distributions to shareholders ...............................................       (2,806,043)       (1,391,928)
 Capital share transactions: (Note 2) ..............................................       16,322,139        19,230,447
                                                                                         ------------------------------
      Net increase in net assets ...................................................       16,695,815        18,325,506
Net assets
 Beginning of year .................................................................       32,876,323        14,550,817
                                                                                         ------------------------------
 End of year .......................................................................     $ 49,572,138      $ 32,876,323
                                                                                         ==============================
Accumulated distributions in excess of net investment income included in net assets:
 End of year .......................................................................     $    (16,410)     $       --
                                                                                         ==============================


                       See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Trust consists of one Fund, the Franklin Strategic Mortgage Portfolio (the
Fund), which seeks total return.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. MORTGAGE DOLLAR ROLLS:

The Fund enters into dollar roll transactions in which it agrees to sell and repurchase mortgage backed securities. Realized gains and losses are deferred if the securities are substantially similar.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

At September 30, 2000, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                          YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------
                                                                2000                                 1999
                                                    -----------------------------------------------------------------
                                                        SHARES           AMOUNT             SHARES           AMOUNT
                                                    -----------------------------------------------------------------
Shares sold ..................................        2,880,866      $ 27,655,235         2,311,776      $ 22,889,797
Shares issued in reinvestment of distributions          177,765         1,708,513            73,906           729,087
Shares redeemed ..............................       (1,359,052)      (13,041,609)         (444,661)       (4,388,437)
                                                    -----------------------------------------------------------------
Net increase .................................        1,699,579      $ 16,322,139         1,941,021      $ 19,230,447
                                                    =================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment advisor, principal underwriter, administrative manager, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

       ANNUALIZED
         FEE RATE     AVERAGE DAILY NET ASSETS
       ------------------------------------------------------------------
          .40%        First $250 million
          .38%        Over $250 million, up to and including $500 million
          .36%        In excess of $500 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Advisers agreed in advance to waive management fees and assume payment of other expenses, as noted in the Statement of Operations.

Distributors received net commissions from sales of Fund shares for the year of $1,593.

At September 30, 2000, Franklin Resources owned 13.84% of the Fund.

Included in professional fees are legal fees of $10,856 that were paid to a law firm in which a partner is an officer of the fund.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Notes to Financial Statements (continued)

4. INCOME TAXES

At September 30, 2000, the Fund had tax basis capital losses of $164,799 which may be carried over to offset future capital gains. Such losses expire as follows:

         Capital loss carryovers expiring in:
         2002                                      $ 90,251
         2004                                        54,436
         2008                                        20,112
                                                   --------
                                                   $164,799
                                                   ========

At September 30, 2000, the Fund has deferred capital losses occurring subsequent to October 31, 1999 of $108,887. For tax purposes, such losses will be reflected in the year ending September 31, 2001.

At September 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $65,913,462 was as follows:

        Unrealized appreciation              $507,980
        Unrealized depreciation              (474,721)
                                             --------
        Net unrealized appreciation          $ 33,259
                                             ========

Distributions of income to shareholders may not equal net investment income due to differing treatments of mortgage roll transactions for book and tax purposes.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 2000 aggregated $45,667,867 and $18,802,868, respectively.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Mortgage Portfolio (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
November 6, 2000

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